NEITHER THIS NOTE NOR THE SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE HAS BEEN ACQUIRED, AND ANY SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE ARE REQUIRED TO BE ACQUIRED, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR THIS NOTE AND/OR SUCH SHARES OR OTHER SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THIS NOTE AND SUCH SHARES OR OTHER SECURITIES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS.

Clenergen Corporation
1% Convertible Promissory Note

Dated: August 5, 2010	Principal Amount: $303,730.50
Coconut Creek, Florida 33073

For Value Received, the undersigned, Clenergen Corporation, a Nevada corporation (“Maker”), hereby promises to pay to Rootchange Limited, a corporation organized under the laws of Great Britain (“Payee”), the principal sum of $303,730.50 together with interest as set forth below.

1.           Interest Rate.  Until an Event of Default shall have occurred, the outstanding principal amount evidenced by this Note shall bear interest at the rate of 1.00% per annum, computed on the basis of a 360-day year for the actual number of days elapsed (the “Applicable Interest Rate”).  Upon the occurrence of an Event of Default, the outstanding principal amount and any accrued but unpaid interest thereon shall bear interest until paid at the rate of 20.00% per annum, computed on the basis of a 360-day year for the actual number of days elapsed (the “Default Interest Rate”).

2.           Payment Date; Payment Method; Prepayment.

(a)           Payment Dates.  Payment of all accrued and unpaid interest due under this Note shall be payable semi-annually, in arrears, commencing on February 1, 2011 (each, an “Interest Payment Date”) for so long as any principal amount evidenced by this Note remains outstanding.  Subject to prior payment or conversion of all of the principal amount evidenced by this Note in accordance with the terms of this Note, payment of any outstanding principal amount evidenced by this Note (and any accrued but unpaid interest thereon) shall be made by, or on, November 1, 2011 (the “Maturity Date”).  Upon payment in full of the principal evidenced by this Note (and any accrued but unpaid interest thereon), Payee, by Payee's acceptance of this Note, agrees to mark this Note ”CANCELLED” and return this Note as so marked to Maker within five days after such payment in full is received.

(b)           Payment Method.  Payment of the principal evidenced by this Note (and any accrued but unpaid interest thereon) shall be made by check, subject to collection, tendered to Payee, via postage-paid, first class mail, at the address for the giving of notices as set forth in Section 7 of this Note.

(c)           Voluntary Prepayment.  Reference is made to that certain 1.00% Promissory Note, dated of even date herewith, executed and delivered by Maker in favor of Payee and in the principal amount of $303,730.50 (the “Non-Convertible Note”).  Maker may pay, without penalty or premium, the outstanding principal amount evidenced by this Note (and any accrued but unpaid interest thereon), in whole or in part, at any time up to the Maturity Date upon no less than ten days’ prior written notice (the “Prepayment Notice Period”) to Payee, provided, however, that any prepayment, whether in full or in part, of any outstanding principal under this Note shall be applied equally to this Note and to the Non-Convertible Note, on a pari passu and pro rata basis.  Any partial prepayment shall first be applied against any accrued and unpaid interest due under this Note and then to the principal amount evidenced by this Note.  In the event of a voluntary prepayment being less than the full amount outstanding under this Note (including any accrued but unpaid interest), upon surrender of this Note in connection with said partial prepayment, Maker shall deliver to Payee a new note substantially in the form of this Note and evidencing as principal any amount not so prepaid. Notwithstanding the immediately preceding sentence, following any partial prepayment of principal evidenced by this Note, this Note shall be deemed to evidence a debt of Maker only to the extent of the remaining principal amount outstanding following such partial prepayment (plus any accrued and unpaid interest).

3.           Default; Acceleration.

(a)           Any of the following shall constitute an “Event of Default” under this Note:
(i)           the failure by Maker to pay any amounts required to be paid under this Note on or before the fifth day following the date on which such payment was due;
(ii)           Maker shall -
(A)           apply for or consent to the appointment of a receiver or trustee of Maker's assets,
(B)           make a general assignment for the benefit of creditors,
(C)           file a petition or other request no matter how denominated (“Petition”) seeking relief under Title 11 of the United States Code or under any other federal or state bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute (“Bankruptcy Statute”), or
(D)           file an answer admitting the material allegations of a petition filed against Maker in any proceeding under any Bankruptcy Statute;
(iii)           there shall have entered against Maker an order for relief under any Bankruptcy Statute; or
(iv)           a petition seeking an order for relief under any Bankruptcy Statute is filed by any one other than Maker and without Maker's consent or agreement which is not dismissed or stayed within 60 days after the date of such filing, or such petition is not dismissed upon the expiration of any stay thereof.

(b)           Upon the occurrence of an Event of Default, the unpaid principal amount evidenced by this Note (and any accrued but unpaid interest thereon) shall be immediately due and payable.

(c)           Until the occurrence of an event of Default, the principal amount evidenced by this Note shall bear interest at the Applicable Interest Rate.  Upon the effectiveness of an Event of Default, any unpaid principal amount under this Note and any accrued but unpaid interest through the date of effectiveness of such event of Default shall bear interest until paid at the Default Interest Rate.

4.           Optional Conversion Right.

(a)           Conversion Option.  Payee shall have the option (the “Conversion Option”), exercisable at any time and from time to time on or prior to the Maturity Date to convert all or any portion of the outstanding principal amount evidenced by this Note into such whole number of fully-paid and non-assessable shares (each, a “Conversion Share”) of the common stock, par value $0.001 per share (the “Common Stock”), of the Corporation as is equal to the quotient obtained by dividing (x) the amount of principal being so converted by (y) the Conversion Price (as hereinafter defined), as last adjusted and then in effect.  The Conversion Price, until adjusted as provided in paragraph 4(d) hereof, shall be $0.50, the closing market price of the Common Stock on the original date of issuance of this Note.  Accrued and unpaid interest on the principal amount to be converted shall not accrue or bear further interest, but will be payable no later than the earlier of the next occurring Interest Payment Date or the Maturity Date.  The exercise of the Conversion Option and issuance of any Conversion Shares shall not be deemed a prepayment for the purposes of the Non-Convertible Note.

(b)           Method of Exercise. Payee shall exercise the Conversion Option by delivering to Maker, during regular business hours, this Note with the Conversion Notice attached as Appendix A to this Note duly completed and executed.  Conversion shall be deemed to have been effected immediately prior to the close of business on the date (the “Conversion Date”) upon which such delivery is properly made.  As promptly as practicable following the Conversion Date, Maker shall issue and deliver to Payee (or to such other party as designated by Payee), at the place designated by Payee, a stock certificate to which Payee is entitled and a check or cash in respect of any fractional interest in a share of Common Stock as provided in paragraph 4(c) of this Note.  Payee (or the party in whose name the stock certificate(s) evidencing the Conversion Shares are to be issued) shall be deemed to have become the holder of record of the Conversion Shares immediately prior to the close of business on the applicable Conversion Date unless the transfer books of the Corporation are closed on that date, in which event Payee shall be deemed to have become the holder of record of the Conversion Shares immediately prior to the close of business on the next succeeding date on which the transfer books are open, but the Conversion Price shall be that Conversion Price in effect on the Conversion Date.  Upon conversion of only a portion of the principal and accrued and unpaid interest evidenced by this Note, Maker shall issue and deliver to Payee, at the sole expense of Maker, a new note, substantially in the form of this Note, evidencing the remaining principal outstanding and due Payee which new Note shall be dated as of the last date upon which accrued interest under this Note shall have been paid.

(c)           Fractional Shares.  No fractional Conversion Shares shall be issued upon conversion of indebtedness evidenced by this Note pursuant to this Section 4.  Instead of any fractional Conversion Shares which would otherwise be issuable upon conversion, Maker shall pay a cash adjustment in respect of such fractional share in an amount equal to the product resulting from multiplying (i) the Conversion Price as in effect on the relevant Conversion Date by (ii) such fractional Conversion Share.  A fractional Conversion Share shall not be entitled to interest or dividends, and Payee shall not be entitled to any rights as stockholders of Maker with respect of such fractional interest.

(d)           Adjustment to Conversion Price.

(i)           If Maker shall, at any time, (A) pay a dividend on outstanding Common Stock in shares of Common Stock or effect a distribution to holders of outstanding Common Stock payable in shares of Common Stock, (B) subdivide outstanding Common Stock, (C) combine outstanding shares of Common Stock into a smaller number of shares of Common Stock or (D) issue any securities of Maker in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which Maker is the continuing or surviving corporation), the Conversion Price in effect immediately prior to such an event shall be adjusted so that Payee, upon surrender of this Note for conversion, in whole or part, shall be entitled to receive the number and kind of shares of Common Stock and other securities which Payee would have owned or have been entitled to receive after the happening of such event had the Note been converted immediately prior to the happening of such event.  An adjustment made pursuant to this subparagraph 4(d)(i) shall become effective (x) immediately after the record date, in the case of a dividend, or (y) immediately after the effective date in the case of a subdivision, combination or reclassification.
(ii)           If Maker shall, at any time, merge or combine with any other entity in a transaction in which Maker is not the continuing or surviving entity, the Conversion Price in effect immediately prior to the consummation of such transaction shall be adjusted so that Payee, upon surrender of this Note for conversion, in whole or part, shall be entitled to receive the number and kind of shares and/or other securities which Payee would have owned or have been entitled to receive after the consummation of such transaction had the Note been converted immediately prior to the happening of such event.

(e)           Notice of Adjustment Events.  In the event Maker shall take any action of the types described in paragraph 4(d), Maker shall give notice thereof to Payee, which notice shall specify the record date, if any, with respect to such action and the date on which such action took place.  Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be at the date of such notice) on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of the principal and accrued interest evidenced by this Note.  Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

(f)           Liability for Taxes on Conversion Shares.  Maker shall pay all documentary, stamp and other transactional taxes attributable to the issuance of Conversion Shares or other securities issuable upon exercise of the Conversion Option pursuant to and in accordance with paragraph 4(a) of any portion of the principal and accrued interest evidenced by this Note if issued in the name of Payee.  In all other cases, such taxes shall be paid by Payee.

(g)           Reservation of Conversion Shares.  Maker shall reserve, free from preemptive rights, out of its authorized but unissued shares of Common Stock a sufficient number of shares of Common Stock for issuance as Conversion Shares.

(h)           Status of Conversion Shares.  All Conversion Shares which may be issued in connection with the conversion provisions set forth in this Section 4 will, upon delivery by Maker, be duly and validly issued, fully paid and non-assessable, with no personal liability attaching to the ownership of such Conversion Shares, and free from all taxes, liens or charges with respect thereto and not subject to any preemptive rights.

5.           Assignment.  This Note is not assignable by Maker or Payee, and any purported assignment of this Note shall be null and void and of no effect.

6.           Governing Law; Jurisdiction.  This Note and all rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of Nevada applicable to agreements made and be performed wholly within such State, without regard to such State's conflicts of laws principles.  By accepting this Note, Payee shall be deemed to agree that the state or federal courts having jurisdiction for Nassau and Suffolk County, New York shall have exclusive jurisdiction in connection with any dispute arising under this Note.

7.           Notices.   All requests, demands, notices and other communications required or otherwise given under this Agreement shall be sufficiently given if (a) delivered by hand, against written receipt therefor, (b) forwarded by overnight courier requiring acknowledgment of receipt or (c) mailed by postage prepaid, registered or certified mail, return receipt requested, addressed, in the case of clauses (b) or (c) of this Section 7, as follows:

If to Maker, to:	Tim J.E. Bowen, Chief Executive Officer
Clenergen Corporation
5379 Lyons Road, Suite 301
Coconut Creek, Florida 33073

with a copy to:	Dennis C. O’Rourke, Esq.
Moritt Hock Hamroff & Horowitz LLP
400 Garden City Plaza
Garden City, New York 11530

If to Payee, to:	Rootchange Limited
Bath House
8 Chapel Place
London EC2A 3DQ, England

or, in the case of any of the parties hereto, at such other address as such party shall have furnished in writing, in accordance with this Section 7, to the other parties hereto. Each such request, demand, notice or other communication shall be deemed given (x) on the date of delivery by hand, (y) on the first business day following the date of delivery to an overnight courier or (z) three business days following mailing by registered or certified mail.

IN WITNESS WHEREOF, this Note has been duly executed and delivered as of the date first above written.

Clenergen Corporation

By:	/s/ Tim J.E. Bowen
Tim J.E. Bowen
Chief Executive Officer

Appendix A
CONVERSION NOTICE

To Clenergen Corporation:

The undersigned registered owner of this Note hereby irrevocably exercises the option to convert the outstanding principal amount evidenced by this Note, or portion hereof below designated, into shares of the common stock, par value $0.001 per share, of Clenergen Corporation, or securities or other property or cash in accordance with the terms of this Note, and directs that the shares, other securities, other property or cash deliverable upon the conversion, together with any check in payment for fractional shares and a new note evidencing any remaining principal amount, be issued and delivered to the registered holder of this Note unless a different name has been indicated below. If the shares or other securities are to be registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

I.           Amount to be converted:

⁪	All of the principal amount outstanding under this Note
⁪	The following amount of principal outstanding under this Note:
$____________

II.           Conversion shares to be issued and registered in the following name(s):

⁪	In the name of the undersigned at the address of the undersigned set forth in Maker’s records, with respect to:
⁪	All conversion shares
⁪	____% of the conversion shares

⁪	In the name of the following new registered owner, with respect to:
⁪	All conversion shares
⁪	____% of the conversion shares

Name of registered owner:

Address of registered owner:

Social Security or Taxpayer
Identification Number:

III.	Conversion Share Certificate(s) to be delivered as follows:

⁪	To the undersigned at the address of the undersigned set forth in Maker’s records
⁪	To the following:

Name:

Address:

IV.	Execution Section:

Signature of the registered owner of
the Note:
Name of registered owner of the
Note:

Title of signatory, if applicable:

Date of execution: